                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 January 2, 2003
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)

                              PUROFLOW INCORPORATED
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                            0-5622                  13-1947195
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(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

            10616 Lanark Street, Sun Valley, CA              91352
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            (Address of Principal Executive Offices)       (Zip Code)

                                 (818) 504-4000
                                 --------------

                         (Registrant's telephone number,
                              including area code)

                          ----------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.   Other Events.
                      ------------

            On January 2, 2003, Puroflow Incorporated (OTC BB: PFLW.OB) issued a press release, set forth as Exhibit 99.1 to this Current Report, announcing that
it  had  plans  to  raise  capital  in  a  Private  Placement.   For  additional
information, reference is made to the press release which is incorporated herein by reference.

            On  January  2,  2003,  Puroflow  Incorporated  also  issued a press release,  set forth as Exhibit 99.2 to this Current  Report,  announcing that it had  named  Rainer  Bosselmann  Vice  Chairman  of the Board of  Directors.  For
additional  information,  reference  is  made  to the  press  release  which  is incorporated herein by reference.

            Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                    ------------------------------------------------------------------

            (c)     Exhibits

                    Exhibit No.      Exhibits
                    -----------      --------

                       99.1          Press  Release  of  Puroflow   Incorporated
                                     dated January 2, 2003.

                       99.2          Press  Release  of  Puroflow   Incorporated
                                     dated January 2, 2003.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Puroflow Incorporated

Dated: January 6, 2003                         By: /s/ Michael H. Figoff
                                                   -----------------------------
                                               Name:  Michael H. Figoff
                                               Title: President